Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT  TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Olin Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Joseph D. Rupp, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Joseph D. Rupp
Signature
Joseph D. Rupp
President and Chief Executive Officer

Dated:    August 13, 2002